                                   EXHIBIT A

                  AGREEMENT CONCERNING FILING OF SCHEDULE 13D


         Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, each of the Reporting Persons (as such term is defined in the Schedule 13D referred to below) hereby agrees to the joint filing with each of the other Reporting Persons on behalf of each of them of a statement on
Schedule 13D with respect to the acquisition of Common Stock, par value $0.10 per share of Kirby Corporation and that this Agreement be included as an exhibit to such joint filing.

         Each of the Reporting Persons separately acknowledge that they are each responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning them contained therein. No party to this Agreement is responsible for the completeness or accuracy of the information concerning the other parties, unless such party knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         Dated this 22th day of October, 1999.

                                            THE "REPORTING PERSONS"

                                            "LAWRENCE"


                                            /s/ Charles Berdon Lawrence
                                            ------------------------------------
                                            Charles Berdon Lawrence


                                            "TRUST I"

                                            CHARLES BERDON LAWRENCE GST TRUST I


                                            /s/ Robert B. Egan, Co-Trustee
                                            ------------------------------------
                                            Robert B. Egan, Co-Trustee


                                            /s/ Eddy J. Rogers, Jr., Co-Trustee
                                            ------------------------------------
                                            Eddy J. Rogers, Jr., Co-Trustee

                                        "TRUST II"

                                        CHARLES BERDON LAWRENCE GST TRUST II


                                        /s/ Robert B. Egan, Co-Trustee
                                        ------------------------------------
                                        Robert B. Egan, Co-Trustee


                                        /s/ Eddy J. Rogers, Jr., Co-Trustee
                                        ------------------------------------
                                        Eddy J. Rogers, Jr., Co-Trustee


                                        "TRUST III"

                                        CHARLES BERDON LAWRENCE GST TRUST III


                                        /s/ Robert B. Egan, Co-Trustee
                                        ------------------------------------
                                        Robert B. Egan, Co-Trustee


                                        /s/ Eddy J. Rogers, Jr., Co-Trustee
                                        ------------------------------------
                                        Eddy J. Rogers, Jr., Co-Trustee


                                        "TRUST IV"

                                        CHARLES BERDON LAWRENCE GST TRUST IV


                                        /s/ Robert B. Egan, Co-Trustee
                                        ------------------------------------
                                        Robert B. Egan, Co-Trustee


                                        /s/ Eddy J. Rogers, Jr., Co-Trustee
                                        ------------------------------------
                                        Eddy J. Rogers, Jr., Co-Trustee

                                            "GRAT TRUST"

                                            BERDON LAWRENCE 1999 RETAINED
                                            ANNUITY TRUST


                                            /s/ Robert B. Egan, Co-Trustee
                                            ------------------------------------
                                            Robert B. Egan, Co-Trustee


                                            /s/ Eddy J. Rogers, Jr., Co-Trustee
                                            ------------------------------------
                                            Eddy J. Rogers, Jr., Co-Trustee